UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	December 15, 2011
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, Illinois 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

EXPLANATORY NOTE
A.M. Castle & Co. (the “Company”) previously filed a Current Report on Form 8-K with the Securities and Exchange Commission on December 21, 2011 (the “Original Form 8-K”) to report the acquisition by the Company of Tube Supply, Inc. (the “Acquisition”).  This Form 8-K/A amends Item 9.01 of the Original Form 8-K for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 with respect to the Acquisition and filing the consent of Melton & Melton, L.L.P. and BDO Canada LLP.   All of the other Items in the Original Form 8-K are unchanged and are hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The Audited Consolidated Balance Sheets of Tube Supply, Inc. and affiliates as of October 31, 2011 and 2010, and the Audited Consolidated Statement of Operations, Audited Consolidated Statement of Changes in Equity and Comprehensive Income and Audited Consolidated Statement of Cash Flows for the years ended October 31, 2011, 2010 and 2009, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.
The Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Tube Supply, Inc. for their respective nine month period ended as of September 30, 2011 and July 31, 2011, and for their respective fiscal years ended December 31, 2010 and October 31, 2010 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Description
2.1*	Stock Purchase Agreement, dated November 9, 2011, by and among A.M. Castle & Co., Mr. Paul Sorensen, Mr. Jerry Willeford, and Tube Supply, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on November 15, 2011).

2.2*	Agreement and Amendment, dated December 15, 2011, by and among A.M. Castle & Co., Mr. Paul Sorensen, Mr. Jerry Willeford, Tube Supply, Inc. and A.M. Castle & Co. (Canada) Inc.

4.1*	Indenture, dated as of December 15, 2011, among A.M. Castle & Co., the Guarantors, U.S. Bank National Association, as trustee and U.S. Bank National Association, as collateral agent.

4.2*	Indenture, dated as of December 15, 2011, between A.M. Castle & Co., the Guarantors and U.S. Bank National Association, as trustee.

10.1*	Pledge and Security Agreement, dated as of December 15, 2011, by A.M. Castle & Co., and its subsidiaries that are party thereto, in favor of U.S. Bank National Association, as collateral agent, for the benefit of the Secured Parties.

10.2*	Intercreditor Agreement, dated as of December 15, 2011, among Wells Fargo Bank, National Association, in its capacity as administrative and collateral agent for the First Lien Secured Parties and U.S. Bank National Association, a national banking association, in its capacity as trustee and collateral agend for the Second Lien Secured Parties.

10.3*	Registration Rights Agreement, dated as of December 15, 2011, between A.M. Castle & Co., the Guarantors and Jefferies & Company, Inc., as initial purchaser, for the benefit of the Holders of the Notes.

10.4*	Loan and Security Agreement, dated December 15, 2011, by and among A.M. Castle & Co., Transtar Metals Corp., Advanced Fabricating Technology, LLC, Oliver Steel Plate Co., Paramont Machine Company, LLC, Total Plastics, Inc., Tube Supply, LLC, A.M. Castle & Co. (Canada) Inc., Tube Supply Canada ULC, the other Loan Parties party thereto, the lenders which are now or which hereafter become a party thereto, and Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent and collateral agent for Secured Parties.

23.1	Consent of Melton & Melton, L.L.P.

23.2	Consent of BDO Canada LLP

99.1	Audited consolidated financial statements of Tube Supply, Inc. and Affiliates.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Tube Supply, Inc.

*Previously filed on Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. CASTLE & CO.

February 28, 2012	By:	/s/ Robert J. Perna
Robert J. Perna
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit		Page
Number	Description	Number
2.1*	Stock Purchase Agreement, dated November 9, 2011, by and among A.M. Castle & Co., Mr. Paul Sorensen, Mr. Jerry Willeford, and Tube Supply, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on November 15, 2011).	-

2.2*	Agreement and Amendment, dated December 15, 2011, by and among A.M. Castle & Co., Mr. Paul Sorensen, Mr. Jerry Willeford, Tube Supply, Inc. and A.M. Castle & Co. (Canada) Inc.	-

4.1*	Indenture, dated as of December 15, 2011, among A.M. Castle & Co., the Guarantors, U.S. Bank National Association, as trustee and U.S. Bank National Association, as collateral agent.	-

4.2*	Indenture, dated as of December 15, 2011, between A.M. Castle & Co., the Guarantors and U.S. Bank National Association, as trustee.	-

10.1*	Pledge and Security Agreement, dated as of December 15, 2011, by A.M. Castle & Co., and its subsidiaries that are party thereto, in favor of U.S. Bank National Association, as collateral agent, for the benefit of the Secured Parties.	-

10.2*	Intercreditor Agreement, dated as of December 15, 2011, among Wells Fargo Bank, National Association, in its capacity as administrative and collateral agent for the First Lien Secured Parties and U.S. Bank National Association, a national banking association, in its capacity as trustee and collateral agend for the Second Lien Secured Parties.	-

10.3*	Registration Rights Agreement, dated as of December 15, 2011, between A.M. Castle & Co., the Guarantors and Jefferies & Company, Inc., as initial purchaser, for the benefit of the Holders of the Notes.	-

10.4*	Loan and Security Agreement, dated December 15, 2011, by and among A.M. Castle & Co., Transtar Metals Corp., Advanced Fabricating Technology, LLC, Oliver Steel Plate Co., Paramont Machine Company, LLC, Total Plastics, Inc., Tube Supply, LLC, A.M. Castle & Co. (Canada) Inc., Tube Supply Canada ULC, the other Loan Parties party thereto, the lenders which are now or which hereafter become a party thereto, and Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent and collateral agent for Secured Parties.	-

23.1	Consent of Melton & Melton, L.L.P.	EX-1-

23.2	Consent of BDO Canada LLP	EX-2-

99.1	Audited consolidated financial statements of Tube Supply, Inc. and Affiliates.	EX-3-

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Tube Supply, Inc.	EX-19-

*Previously filed on Original Form 8-K.